UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

Korro Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39062	47-2324450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
60 First Street, 2nd floor, Suite 250 Cambridge, MA		02141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 468-1999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	KRRO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Subscription Agreement

On March 9, 2026, Korro Bio, Inc., or Korro, entered into a subscription agreement with a number of institutional accredited investors pursuant to which it agreed to sell and issue in a private placement pursuant to the exemption in Section 4(a)(2) of the Securities Act of 1933, as amended, or the 1933 Act: (i) an aggregate of 4,501,928 shares of its common stock, par value $0.001 per share at a purchase price of $11.11 per share and (ii) pre-funded warrants to acquire an aggregate of 3,148,836 shares of its common stock at a purchase price of $11.109 per pre-funded warrant. The private placement was led by Venrock Healthcare Capital Partners, with participation from new and existing investors, including ADAR1 Capital Management, Affinity Asset Advisors, Balyasny Asset Management, Driehaus Capital Management, Kalehua Capital, Lynx1 Capital Management, Nantahala Capital, and New Enterprise Associates.

The pre-funded warrants have an exercise price of $0.001 per underlying share of common stock, are immediately exercisable and have no expiration date. The number of shares of Korro common stock issuable upon exercise of each pre-funded warrant is subject to adjustment upon certain corporate events, including certain stock dividends and splits, combinations, reclassifications, and certain other events. The pre-funded warrants include a beneficial ownership blocker that provides that the holder may not exercise (nor may Korro allow the exercise) if upon giving effect to such exercise, it would cause the aggregate number of shares of Korro common stock beneficially owned by the holder (together with affiliates and any other persons whose beneficial ownership of our common stock would be aggregated for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended) to exceed 9.99% of the total number of then issued and outstanding shares of Korro’s common stock as determined in accordance with the terms of the pre-funded warrant. This threshold may be increased or decreased upon 61 days’ prior notice at the discretion of the holder, but not in excess of 19.99%.

Korro expects the private placement to close on March 10, 2026, subject to customary closing conditions, and receipt of gross proceeds of approximately $85.0 million in cash, before deducting placement agent commissions and other offering expenses. Korro expects that the net proceeds from the private placement along with its existing cash and equivalents of $85.2 million as of December 31, 2025, will provide runway into the second half of 2028 and advance its pipeline of potentially transformational therapies for genetic diseases being discovered by OPERA®, Korro’s novel RNA editing platform, with the remainder used for working capital and general corporate purposes.

Citigroup along with Cantor, Oppenheimer & Co., and William Blair are acting as placement agents for the private placement.

The subscription agreement contains customary representations, warranties and agreements, customary conditions to closing, indemnification obligations of Korro, other obligations of the parties and termination provisions.

The shares and pre-funded warrants (including the shares underlying the pre-funded warrants) have not been registered under the 1933 Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The offer and sale of the securities did not involve a public offering and was made without general solicitation or general advertising. The investors represented that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws. Neither this current report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Korro’s common stock, pre-funded warrants to buy shares of Korro’s common stock nor any other Korro securities.

The foregoing description of the subscription agreement and pre-funded warrants does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed hereto as Exhibit 10.1, and the form of pre-funded warrant, a copy of which is filed hereto as Exhibit 4.1, both of which are incorporated herein by reference.

Registration Rights

In connection with the private placement, Korro also entered into a registration rights agreement dated March 9, 2026 with the investors, providing for the registration for resale of the shares issued in the private placement and the shares underlying the pre-funded warrants issued in the private placement. Korro agreed to file a resale registration statement within 30 days of closing and to cause the resale registration statement to be declared effective under the 1933 Act, as promptly as possible, but in no event later than 60 days following the closing (or 90 days in the event of a full review by the U.S. Securities and Exchange Commission, or SEC), and agreed to use reasonable best efforts to keep the resale registration statement continuously effective until the earlier of the date that all registrable securities (as such term is defined in the registration rights agreement) (i) have been sold thereunder or pursuant to Rule 144 of the 1933 Act, or Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for us to be in compliance with the current public information requirement under Rule 144.

Korro also granted the investors customary indemnification rights in connection with the registration statement, and agreed to pay liquidated damages to the investors should the registration statement not be filed within 30 days of the agreed deadline, nor declared effective within 30 days of the effectiveness deadline, among other circumstances.

The foregoing description of the registration rights agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition

Korro expects to report that it had cash, cash equivalents and marketable securities of approximately $85.2 million as of December 31, 2025.

The estimated cash figure is preliminary and unaudited, represents a management estimate as of the date of this current report on Form 8-K and is subject to completion of Korro’s financial closing procedures. Korro’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the estimated cash figure.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the 1933 Act, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 3.02. Unregistered Shares of Equity Securities

To the extent required by this Item, the information included in Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 9, 2026, Korro issued a press release announcing the private placement, which is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the 1933 Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this current report on Form 8-K and certain of the materials furnished or filed herewith may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statement include, but are not limited to, express or implied statements regarding Korro’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, express or implied statements regarding the closing of the private placement, intended use of proceeds, Korro’s preliminary unaudited year end cash, cash equivalents and marketable securities, and cash runway, among others. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “aim,” “target,” “commit,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including risks inherent in meeting closing conditions, finalizing its year-end audit procedures, and risks associated with biopharmaceutical development generally, including risks associated with pre-clinical studies and clinical trials and other risks associated with obtaining regulatory approvals and protecting intellectual property; as well as other risks and uncertainties indicated from time to time in Korro’s filings with the SEC, including Item 1A. “Risk Factors” in its quarterly report on Form 10-Q filed with the SEC on the November 12, 2025, as such may be amended or supplemented by Korro’s other filings with the SEC. Nothing in this current report on Form 8-K or the materials filed or furnished herewith should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this current report on Form 8-K or the materials filed or furnished herewith, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by law, Korro does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in expectations or in the events, conditions or circumstances on which any such statement is based. This current report on Form 8-K or the materials filed or furnished herewith does not purport to summarize all of the conditions, risks and other attributes of an investment in Korro.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant
10.1*	Subscription Agreement, dated March 9, 2026, by and among Korro Bio, Inc. and the purchasers party thereto
10.2*	Registration Rights Agreement, dated March 9, 2026, by and among Korro Bio, Inc. and the purchasers party thereto
99.1	Press release dated March 9, 2026, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORRO BIO, INC.

Date: March 9, 2026	By:	/s/ Ram Aiyar

Name: Ram Aiyar
Title: President and Chief Executive Officer and Interim Chief Financial Officer